Exhibit 99.1

TYME TECHNOLOGIES, INC.

2016 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

As Amended and Restated Effective May 24, 2018

-i-

Tyme Technologies, Inc.

2016 Stock Option Plan for Non-Employee Directors

As Amended and Restated Effective May 24, 2018

1.	Purpose.

The purpose of the Tyme Technologies, Inc. 2016 Stock Option Plan for Non-Employee Directors (the “Plan”) is to promote the interests of Tyme Technologies, Inc. (the “Company”) and its stockholders by providing Non-Employee Directors with an ownership interest in the Company in order to more closely align their interests with those of the Company’s stockholders and to enhance the Company’s ability to attract and retain highly qualified Non-Employee Directors.

2.	Definitions.

The following terms, as used herein, shall have the following meanings:

(a)	“Award” shall mean an Option granted pursuant to the Plan.

(b)	“Award Agreement” shall mean any written agreement, contract or other instrument or document between the Company and a Participant evidencing an Award.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)	“Cause” shall mean (i) the engaging by the Participant in willful misconduct that is materially injurious to the Company, (ii) the embezzlement or misappropriation of funds or property of the Company by the Participant, (iii) the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iv) the willful failure or refusal by the Participant to substantially perform his duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant’s incapacity due to disability). For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered willful unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Board in its sole discretion. Any such determination shall be final and binding on a Participant.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” shall mean the Compensation Committee of the Board or, if no such committee has been appointed, a committee of the Board which shall be comprised of at least two members who shall qualify as “non-employee directors” within the meaning of Rule 16b-3 issued under the Exchange Act. Prior to the date on which a committee is appointed to administer the Plan, “Committee” shall mean the Board.

(g)	“Common Stock” shall mean the common stock, par value $0.0001 per share, of the Company.

(h)	“Company” shall have the meaning set forth in Section 1 hereof.

(i)	“Effective Date” shall have the meaning set forth in Section 9(j) hereof.

(j)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k)	“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock, based on the last sale before the grant date, the first sale after the grant date, the closing price on the trading day before or the trading day of the grant date, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant date or any other reasonable method using actual transactions in Common Stock as reported on the market. The method of determining Fair Market Value with respect to an Award shall be determined by the Committee; provided that, if the Committee does not specify a different method, the Fair Market Value as of a particular date shall be the closing price on the day as of which Fair Market Value is to be determined or, if there is no sale on such date, the next preceding day on which such a sale occurred. Notwithstanding the foregoing, (i) Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422, and (ii) Fair Market Value shall be determined in accordance with Code Section 409A.

(l)	“Non-Employee Director” shall mean a member of the Board who is not also an employee of the Company or a subsidiary.

(m)	“Option” shall mean the right, granted pursuant to the Plan, to purchase shares of Common Stock.

(n)	“Partial Disability” shall mean that the Committee has determined, in its sole discretion, that a Participant is partially disabled.

(o)	“Participant” shall mean a Non-Employee Director selected by the Committee to receive an Award under the Plan.

(p)	“Permanent Disability” means that the Participant has been determined to be disabled by the Committee in its sole discretion.

(q)	“Plan” shall have the meaning set forth in Section 1 hereof.

(r)	“Plan Year” shall mean the Company’s fiscal year.

(s)	“Retirement” shall mean the Participant’s termination of service on the Board by reason of retirement, as determined by the Committee in its sole discretion.

(t)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

3.	Administration.

(a)	Committee’s Powers. Except as reserved to the discretion of the Board hereunder, the Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan. The Committee will have the authority to: (i) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan or any Award; (iii) select persons to receive Awards; (iv) determine the form and terms of Awards; (v) determine the number of shares of Common Stock subject to Awards; (vi) grant waivers of Plan or Award conditions; (vii) determine the vesting, exercisability and payment of Awards; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement; and (ix) make all other determinations necessary or advisable for the administration of the Plan.

(b)	Committee’s Discretion Final. All determinations, decisions and interpretations made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all parties, including Non-Employee Directors, the Company, the Company’s stockholders, and any other interested persons.

4.	Eligibility.

Each Non-Employee Director shall be eligible to be selected as a Participant in the Plan. The Committee shall select the Non-Employee Directors to receive Awards and shall determine the number of shares of Common Stock subject to a particular Award in such manner as the Committee determines in its sole discretion.

5.	Stock Subject to the Plan.

(a)	Number of Shares. The maximum number of shares of Common Stock reserved for issuance pursuant to the Plan shall be 2,750,000 subject to equitable adjustment as provided in Section 5(b) below. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

(b)	Equitable Adjustment. In the event that an extraordinary transaction or other event or circumstance affecting the Common Stock shall occur, including, but not limited to, any extraordinary dividend or other distribution (whether in the form of cash, stock or other property), or recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A) causing changes or adjustments to any or all of (i) the number and kind of shares of stock or other securities or property which may thereafter be issued under the Plan in connection with Awards, (ii) the number and kind of shares of stock or other securities or property issued or issuable in respect of outstanding Awards, and (iii) the exercise price relating to any Award, and (B) canceling outstanding Awards in exchange for replacement awards or cash.

6.	Non-Employee Director Options.

(a)	General. The Committee may grant one or more Options to a Non-Employee Director and will determine (i) the number of shares of Common Stock subject to each such Option, (ii) the exercise price of each such Option, (iii) the period during which each such Option may be exercised, and (iv) all other terms and conditions of each such Option, subject to the terms and conditions of this Section 6.

(b)	Form of Option Award Agreement. Each Option granted pursuant to this Section 6 shall be evidenced by an Award Agreement. Each Award Agreement shall (i) state that the Option constitutes a Nonqualified Stock Option, (ii) state the number of shares of Common Stock to which the Option relates, (iii) contain such other provisions (which need not be the same for each Non-Employee Director or Option) as the Committee may from time to time approve, and (iv) comply with and be subject to the terms and conditions of the Plan.

(c)	Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee.

(d)

Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Committee and set forth in the Award Agreement governing such Option, provided that no Option will be exercisable after the expiration of ten years from the date the Option is granted. The Committee also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares of Common

Stock or percentage of share s of Common Stock as the Committee determines. Except as otherwise provided in an Award Agreement and provided that the Non-Employee Director shall have continually served as such from the date of grant through the applicable vesting date, an Option shall become vested on a quarterly basis over a one year period following the date of grant (at a rate of 1/4 per quarter), such that on the first anniversary of the date of grant, the Option will be fully vested. Notwithstanding the foregoing, except as otherwise provided in an Award Agreement, (i) each outstanding Option shall become immediately vested and exercisable in full upon the death of the Non-Employee Director, and (ii) if the Non-Employee Director’s membership on the Board terminates by reason of Retirement, Permanent Disability or Partial Disability, any outstanding Option held by such Non-Employee Director shall become immediately vested and exercisable in full.

(e)	Exercise Price. The exercise price of an Option will be determined by the Committee when the Option is granted and may be not less than 100% of the per share Fair Market Value of the shares of Common Stock subject to such Option on the date of grant of such Option. Payment for the shares of Common Stock purchased shall be made in accordance with Section 6(g) of the Plan.

(f)	Termination. Except as otherwise provided in an Award Agreement, upon the cessation of a Non-Employee Director’s membership on the Board for any reason, vested Options granted to such Non-Employee Director shall expire upon the earliest to occur of (i) two (2) years from the date of such cessation of Board membership, (ii) the tenth anniversary of the date of grant of the Option, or (iii) the second anniversary of the Non-Employee Director’s death; provided, the periods set forth in clauses (i) and (iii) may be extended upon Board approval. Any portion of an Option that is not vested on the Non-Employee Director’s cessation of Board membership for any reason (or does not become vested by reason of such cessation of membership under paragraph (f) above) shall be permanently forfeited on the date such membership ceases.

(g)	Method and Time of Payment. The Option exercise price shall be paid in full, at the time of exercise, in cash, in shares of Common Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Common Stock or, in the sole discretion of the Committee or as set forth in any Award Agreement, through a cashless exercise procedure.

(h)

Elective Options for Non-Employee Directors. Each Non-Employee Director may from time to time elect, in accordance with procedures established by the Committee, to receive in lieu of all or part of any cash fees for services as a director of the Company that would otherwise be payable to such Non-Employee Director (“Cash Fees”), an Option to purchase shares of Common Stock, which Option shall have a value (as determined in accordance with the Black-Scholes stock option valuation method) as of the date of grant of such Option equal to the amount of such Cash Fees. Notwithstanding anything to the contrary set forth elsewhere in the Plan, (i) the

Option shall remain outstanding for a term of two or five years from the date of grant, as elected by the Non-Employee Director, and (ii) the Option shall be fully vested and exercisable at the time of grant.

7.	General Provisions.

(a)	Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental authority or agency as may be required.

(b)	Nontransferability. Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however Awards may be transferred pursuant to a domestic relations order awarding benefits to an “alternate payee” (within the meaning of Code Section 414(p)(8)) that the Committee determines satisfies the criteria set forth in paragraphs (1), (2), and (3) of Code Section 414(p).

(c)	No Right To Continued Directorship. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue to serve as a director of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement.

(d)	Withholding Taxes. Where a Participant or other person is entitled to receive shares of Common Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Common Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable to such Participant through such Award having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, equal to the amount of the total withholding tax obligation, and/or (c) delivering to the Company previously acquired shares of Common Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, equal to the amount of the total withholding tax obligation.

(e)	Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, any such amendment, suspension or termination of the Plan shall be subject to the requisite approval of the stockholders of the Company to the extent stockholder approval is necessary to satisfy the applicable requirements of the Exchange Act or Rule 16b-3 thereunder, any New York Stock Exchange, Nasdaq or securities exchange listing requirements or any other law or regulation. Except as otherwise provided herein, no amendment shall materially adversely affect the rights of any Participant under any Award previously granted under the Plan without such Participant’s consent. Unless sooner terminated by the Board, the Plan will automatically terminate on the tenth anniversary of the Effective Date. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

(f)	Participant Rights. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the date of exercise of the Option and the issuance of a certificate to him or her for such shares in respect of such exercise.

(g)	Unfunded Status of Awards. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(h)	No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(j)	Effective Date. The “Effective Date” of this Plan is May 9, 2016.

(k)	Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.